EXHIBIT 10.1(ii)


                                DEED OF COVENANTS


          THIS DEED OF COVENANTS, dated as of February 4, 2005, is entered into by LONG DISTANCE BILLING SERVICES, INC., a Nevada corporation (the "Borrower"), in favor of NS8 CORPORATION, a Delaware corporation (the "Lender") as an inducement to the Lender making a $200,000 term loan (the "Term Loan") to the Borrower and on the understanding that the Lender is making such loan in reliance.

                                    ARTICLE I
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                                    COVENANTS

     Until the $200,000 Term Note dated February 3, 2005, and all of the Borrower's other obligations to the Lender under the Security Agreement dated February 3, 2005, both in relation to the Term Loan, shall have been paid and satisified in full, unless the Lender shall otherwise consent in writing:

     Section  1.1  Use  of  Proceeds.  The Borrower will use the proceeds of the
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Term Loan only for working capital, to pay outstanding tax liabilities and other costs  and  expenses  approved  by  the  Lender  in  writing.

     Section  1.1  Merger.  The  Borrower will not merge or consolidate or enter
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into  any  analogous reorganization or transaction with any Person or liquidate, wind  up  or  dissolve  itself  (or  suffer  any  liquidation  or  dissolution).

     Section  1.2 Sale of Assets. The Borrower will not, and will not permit any
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subsidiary  to, sell, transfer, lease or otherwise convey all or any substantial part of its assets except for sales and leases of inventory in the ordinary course of business.

     Section  1.3  Dividends.  The  Borrower  will  not  pay  any  dividends  or
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otherwise  make  any distributions on, or redemptions of, any of its outstanding stock.

     Section  1.4  Capital  Expenditures.  The  Borrower  will not, and will not
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permit  any  subsidiary  to, make expenditures for fixed or capital assets in an amount  exceeding  $25,000  on  a  consolidated  basis  in  any  fiscal  year.

      Section 1.5  Investments.  The  Borrower will not, and will not permit any
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subsidiary  to,  make  any  loans, advances or extensions of credit to any other
Person (except for trade and customer accounts receivable for inventory sold or services rendered in the ordinary course of business and payable in accordance with customary trade terms)

     Section  1.6  Indebtedness.  The Borrower will not, and will not permit any
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subsidiary  to,  borrow  any  money or issue any bonds, debentures or other debt securities or otherwise become obligated on any interest-bearing indebtedness except for the Term Loan.


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     Section  1.7  Contingent  Obligations.  The Borrower will not, and will not
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permit  any  subsidiary  to,  guarantee  or  otherwise  become  liable  on  the indebtedness  of  any  other  person.

                                    ARTICLE II
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                                  MISCELLANEOUS

     Section  2.8  Waivers,  etc.  No  failure  on the part of the Lender or the
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holder  of  the  Term  Note  to exercise and no delay in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The rights and remedies of the Lender hereunder are cumulative and not exclusive of any right or remedy the Lender otherwise has.

     Section  2.9  Notices.  Except  when  telephonic  notice  is  expressly
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authorized  by this Agreement, any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

     SECTION  2.10  GOVERNING  LAW AND CONSTRUCTION.  THE VALIDITY, CONSTRUCTION
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AND  ENFORCEABILITY OF THIS AGREEMENT AND THE TERM NOTE SHALL BE GOVERNED BY THE
INTERNAL LAWS OF THE STATE OF WASHINGTON, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

     SECTION  2.11  CONSENT  TO JURISDICTION.  AT THE OPTION OF THE LENDER, THIS
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AGREEMENT  AND THE NOTE MAY BE ENFORCED IN ANY FEDERAL COURT OR WASHINGTON STATE
COURT SITTING IN KING COUNTY; AND THE BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO JURISDICTION AND VENUE ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

     SECTION  2.12  WAIVER  OF  JURY TRIAL.  EACH OF THE BORROWER AND THE LENDER
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IRREVOCABLY  WAIVES  ANY  AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING
ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE AND ANY OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     Section  2.13  Counterparts.  This  Agreement may be executed in any number
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of  counterparts,  all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                            LONG DISTANCE BILLING SERVICES, INC.

                                            By  /s/ Patric Boggs
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                                            Print Name  Patric Boggs
                                                        -------------
                                            Title  President & CEO
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